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                           IMAGE ENTERTAINMENT, INC.
             ELIGIBLE DIRECTOR NON-QUALIFIED STOCK OPTION AGREEMENT

  THIS AGREEMENT dated as of the 12 day of July, 1994, between Image Entertainment, Inc., a California corporation (the "Corporation"), and Ira S.
                                                    -----------
Epstein (the "Director").
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  A. The Corporation has adopted a 1994 Eligible Directors Stock Option Plan
(the "Plan"), subject to shareholder approval at the Corporations next annual
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shareholders' meeting.

  B. Pursuant to Section 2.1 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby,
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as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.

  NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein, as required by the terms of the Plan.

  1. OPTION GRANT. This Agreement evidences the grant to the Director, as of July 12, 1994 (the "Option Date"), of an Option to purchase an aggregate of
                    -----------
15,000 shares of Common Stock (the "Shares") under Section 2(a) of the Plan,
                                    ------
subject to the terms and conditions and to adjustment as set forth herein or in or pursuant to the Plan.

  2. EXERCISE PRICE. The Option entitles the Director to purchase (subject to the terms of Sections 3 through 5 below), all or any part of the Option shares at a price per share of $7.25, which amount represents the Fair Market Value of the Shares on the Option Date.

  3. OPTION EXERCISABILITY AND TERM. The Option shall first become and remain exercisable as to one-half of the aggregate number of Shares in Section 1 on January 12, 1995 and as to an additional one-quarter of such aggregate number of Shares on the first anniversary of the Option Date; and as to the remaining one-quarter of such aggregate number of Shares on the second anniversary of the Option Date, subject to shareholder approval of the Plan, to adjustments under
Section 3.4 of the Plan and to acceleration under Section 3.5 of the Plan. The Option shall terminate on July 11, 2004, unless earlier terminated in accordance with the terms of Section 4 below.

  4. SERVICE AND EFFECT OF TERMINATION OF SERVICE OR OTHER EVENT. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, Bylaws and applicable law. If the Director's services as a member of the Board shall terminate or in the other circumstances addressed in Article 3 of the Plan, this Option shall terminate at the times and to the extent set forth therein.

  5. GENERAL TERMS. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.
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  6.   NONTRANSFERABILITY.  The grant of the Option is intended to constitute an exempt transaction under Rule 16b-3. In furtherance thereof, and for other reasons, the Option shall be non-transferable as provided in Section 3.2 of the Plan.

  7. SHAREHOLDER APPROVAL. This Option shall be rescinded if shareholder approval of the Plan is not obtained by December 31, 1995.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


IMAGE ENTERTAINMENT, INC.,                         OPTIONEE DIRECTOR
a California corporation

By:/s/  MARTIN W.  GREENWALD                           /s/ IRA S. EPSTEIN
   -------------------------                           ------------------
  President & Chief Executive Officer
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                                SPOUSAL CONSENT
                                ---------------


  In consideration of the execution of the foregoing Stock Option Agreement by Image Entertainment, Inc., I, ____________________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED: July 12, 1994





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